CUSIP No. 84612U107	SCHEDULE 13G	Page 38 of 41 Pages

EXHIBIT 99.1

JOINT FILING AGREEMENT

Each of the undersigned, pursuant to Rule 13d-1(k)(1) under the Act, hereby agrees and acknowledges that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of the Common Stock and the information required by this Schedule 13G, to which this Agreement is attached as an exhibit, is filed on behalf of them.  The undersigned further agree that any further amendments or supplements thereto shall also be filed on behalf of each of them.

Date: February 14, 2022	ADVENT INTERNATIONAL CORPORATION

/s/ Neil Crawford
	Name:	Neil Crawford
	Title:	Director, Fund Administration

Date: February 14, 2022	NOOSA HOLDCO, LP
By: NOOSA GP, INC., GENERAL PARTNER

/s/ David Roberts
	Name:	David Roberts
	Title:	President & Secretary

Date: February 14, 2022	NOOSA GP, INC.

/s/ David Roberts
	Name:	David Roberts
	Title:	President & Secretary

Date: February 14, 2022	ADVENT INTERNATIONAL GPE VIII LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE VIII-B-1 LIMITED PARTNERSHIP ADVENT INTERNATIONAL GPE VIII-B-2 LIMITED PARTNERSHIP ADVENT INTERNATIONAL GPE VIII-B-3 LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE VIII-B LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE VIII-C LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE VIII-D LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE VIII-F LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE VIII-H LIMITED PARTNERSHIP

CUSIP No. 84612U107	SCHEDULE 13G	Page 39 of 41 Pages

ADVENT INTERNATIONAL GPE VIII-I LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE VIII-J LIMITED PARTNERSHIP

	By:	GPE VIII GP S.A.R.L., GENERAL PARTNER
	By:	ADVENT INTERNATIONAL GPE VIII, LLC, MANAGER

/s/ Justin Nuccio
	Name:	Justin Nuccio
	Title:	Manager

	By:	ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ Neil Crawford
	Name:	Neil Crawford
	Title:	Director, Fund Administration

Date: February 14, 2022	ADVENT INTERNATIONAL GPE VIII-A LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE VIII-E LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE VIII-G LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE VIII-K LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE VIII-L LIMITED PARTNERSHIP

	By:	GPE VIII GP LIMITED PARTNERSHIP, GENERAL PARTNER
	By:	ADVENT INTERNATIONAL GPE VIII, LLC, GENERAL PARTNER
	By:	ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ Neil Crawford
	Name:	Neil Crawford
	Title:	Director, Fund Administration

CUSIP No. 84612U107	SCHEDULE 13G	Page 40 of 41 Pages
Date: February 14, 2022	ADVENT PARTNERS GPE VIII LIMITED PARTNERSHIP
ADVENT PARTNERS GPE VIII CAYMAN LIMITED PARTNERSHIP
ADVENT PARTNERS GPE VIII-A LIMITED PARTNERSHIP
ADVENT PARTNERS GPE VIII-A CAYMAN LIMITED PARTNERSHIP
ADVENT PARTNERS GPE VIII-B CAYMAN LIMITED PARTNERSHIP

	By:	ADVENT GPE VIII GP LIMITED PARTNERSHIP, GENERAL PARTNER
	By:	ADVENT INTERNATIONAL GPE VIII, LLC, GENERAL PARTNER
	By:	ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ Neil Crawford
	Name:	Neil Crawford
	Title:	Director, Fund Administration

Date: February 14, 2022	GPE VIII GP S.A.R.L.

	By:	ADVENT INTERNATIONAL GPE VIII, LLC, MANAGER

/s/ Justin Nuccio
	Name:	Justin Nuccio
	Title:	Manager

	By:	ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ Neil Crawford
	Name:	Neil Crawford
	Title:	Director, Fund Administration

Date: February 14, 2022	GPE VIII GP LIMITED PARTNERSHIP

	By:	ADVENT INTERNATIONAL GPE VIII, LLC, GENERAL PARTNER
	By:	ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ Neil Crawford
	Name:	Neil Crawford
	Title:	Director, Fund Administration

CUSIP No. 84612U107	SCHEDULE 13G	Page 41 of 41 Pages
AP GPE VIII GP LIMITED PARTNERSHIP

	By:	ADVENT INTERNATIONAL GPE VIII, LLC, GENERAL PARTNER
	By:	ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ Neil Crawford
	Name:	Neil Crawford
	Title:	Director, Fund Administration

Date: February 14, 2022	ADVENT INTERNATIONAL GPE VIII, LLC

	By:	ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ Neil Crawford
	Name:	Neil Crawford
	Title:	Director, Fund Administration